SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

------------

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 5, 2007

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                         (Commission                               (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

120 Genesis Boulevard, Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

103 East Main Street, Bridgeport, WV 26330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 2) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) by Petroleum Development Corporation (the Company) on January 11, 2007, and amended (Amendment No. 1) on February 2, 2007, with regard to its acquisition of EXCO Resources Inc.'s producing properties, and remaining undeveloped drilling locations and acreage in the Wattenberg Field area of the DJ Basin, Colorado (EXCO Properties) on January 5, 2007.  The Company hereby amends Items 9.01(a) and (b) herein to include the audited and unaudited financial information , as well as the pro forma financial information as required by these items.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Petroleum Development Corporation (Nasdaq GSM: PETD) completed its previously announced purchase of EXCO Resources Inc.'s (NYSE: XCO) producing properties, and remaining undeveloped drilling locations and acreage in the Wattenberg Field area of the DJ Basin, Colorado on January 5, 2007.  Total cash consideration paid to EXCO for the transaction was $132.5 million.  The transaction included substantially all of EXCO's assets in the area and encompasses 144 oil and gas wells and 8,160 acres of leasehold.  The wells and leases acquired are located in Weld, Adams, Larimer and Broomfield Counties, Colorado in the Greater Wattenberg Field Area.  PDC will operate the assets acquired and holds a majority working interest in the properties.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The statements of revenue and direct operating expenses for the EXCO Properties, audited for the year ended December 31, 2005, and unaudited for the nine months ended September 30, 2006 and 2005, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2006, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005, and the nine months ended September 30, 2006, which give pro forma effect to the acquisition of the EXCO Properties, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)                Exhibits.

10.1  Purchase and Sale Agreement, dated effective October 1, 2006, by and between EXCO Resources, Inc. (as Seller) and Petroleum Development Corporation (as Buyer) (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2007.

23.1  Consent of KPMG LLP.

99.1  Press release, dated January 8, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2007).

99.2  The statements of revenue and direct operating expenses for the EXCO Properties, audited for the year ended December 31, 2005, and unaudited for the nine months ended September 30, 2006 and 2005.

99.3  The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2006, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005, and the nine months ended September 30, 2006, which give pro forma effect to the acquisition of the EXCO Properties.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date:       April 3, 2007

By:            /s/ Richard W. McCullough

                Richard W. McCullough

                Chief Financial Officer